Fixed Bid Stratification

(DELCODE in ('OWN,BID,CMT,SVC')); ALTA30 : High 11/03/03 (RS)

Pool Summary	COUNT	UPB	%
Conforming	328	$51,014,200.25	58.82%
Non-Conforming	74	35,713,540.46	41.18
Total:	402	$86,727,740.71	100.00%
Data as of Date: 2003-11-01
AVG UPB: $215,740.65
GROSS WAC: 7.9609%
NET WAC: 7.454%
%SF/PUD: 77.96%
%FULL/ALT: 5.43%
%CASHOUT: 21.00%
%BUYDOWN: 0.00%
%LTV > 80 NO MI: 0.48%
WA LTV: 83.56%
%FICO > 679: 69.17%
%NO FICO: 0.41%
WA FICO: 706
%FIRST LIEN: 100.00%
%PREPAY PENALTY: 0.72%
CALIFORNIA %: 19.95%
Latest Maturity Date: 20331101
Loans with Prepay Penalties: 0.72%

Product Type	COUNT	UPB	%
30 YR FXD	402	$86,727,740.71	100.00%
Total:	402	$86,727,740.71	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	16	$680,573.24	0.78%
$50,000.01 - $100,000.00	81	6,367,722.68	7.34
$100,000.01 - $150,000.00	83	10,363,449.05	11.95
$150,000.01 - $200,000.00	61	10,549,065.52	12.16
$200,000.01 - $250,000.00	43	9,680,066.50	11.16
$250,000.01 - $300,000.00	25	6,813,036.68	7.86
$300,000.01 - $350,000.00	30	9,903,955.21	11.42
$350,000.01 - $400,000.00	19	7,105,951.36	8.19
$400,000.01 - $450,000.00	12	5,145,163.14	5.93
$450,000.01 - $500,000.00	6	2,905,859.66	3.35
$500,000.01 - $550,000.00	8	4,241,471.18	4.89
$550,000.01 - $600,000.00	2	1,139,563.14	1.31
$600,000.01 - $650,000.00	11	6,971,563.35	8.04
$700,000.01 - $750,000.00	1	724,800.00	0.84
$750,000.01 - $800,000.00	1	758,000.00	0.87
$900,000.01 - $950,000.00	1	918,750.00	1.06
$950,000.01 - $1,000,000.00	1	958,750.00	1.11
$1,000,000.01 >=	1	1,500,000.00	1.73
Total:	402	$86,727,740.71	100.00%
Minimum: $30,600.00
Maximum: $1,500,000.00
Average: $215,824.30

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	16	$680,573.24	0.78%
$50,000.01-$100,000.00	81	6,367,722.68	7.34
$100,000.01 - $150,000.00	84	10,513,195.63	12.12
$150,000.01 - $200,000.00	60	10,399,318.94	11.99
$200,000.01 - $250,000.00	43	9,680,066.50	11.16
$250,000.01 - $300,000.00	25	6,813,036.68	7.86
$300,000.01 - $350,000.00	30	9,903,955.21	11.42
$350,000.01-$400,000.00	19	7,105,951.36	8.19
$400,000.01-$450,000.00	12	5,145,163.14	5.93
$450,000.01 - $500,000.00	6	2,905,859.66	3.35
$500,000.01 - $550,000.00	8	4,241,471.18	4.89
$550,000.01 - $600,000.00	2	1,139,563.14	1.31
$600,000.01 - $650,000.00	11	6,971,563.35	8.04
$700,000.01 - $750,000.00	1	724,800.00	0.84
$750,000.01 - $800,000.00	1	758,000.00	0.87
$900,000.01 - $950,000.00	1	918,750.00	1.06
$950,000.01 - $1,000,000.00	1	958,750.00	1.11
$1,000,000.01 >=	1	1,500,000.00	1.73
Total:	402	$86,727,740.71	100.00%
Minimum: $30,600.00
Maximum: $1,500,000.00
Average: $215,740.65

Gross Rate	COUNT	UPB	%
7.001% - 7.250%	37	$8,329,077.16	9.60%
7.251%-7.500%	83	18,108,969.66	20.88
7.501% - 7.750%	55	12,311,352.43	14.20
7.751% - 8.000%	64	13,757,172.27	15.86
8.001% - 8.250%	53	10,110,312.41	11.66
8.251% - 8.500%	51	11,360,243.74	13.10
8.501% - 8.750%	38	7,946,621.38	9.16
8.751% - 9.000%	12	2,852,913.23	3.29
9.001% - 9.250%	3	958,838.46	1.11
9.251% - 9.500%	3	620,552.56	0.72
9.501% - 9.750%	1	130,868.39	0.15
9.751% - 10.000%	1	136,291.41	0.16
10.251% - 10.500%	1	104,527.61	0.12
Total:	402	$86,727,740.71	100.00%
Minimum: 7.250%
Maximum: 10.500%
Weighted Average: 7.961%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange

Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Fixed Bid Stratification

(DELCODE in ('OWN,BID,CMT,SVC')); ALTA30 : High 11/03/03 (RS)

Net Rate		COUNT	UPB	%
6.001% - 6.250%		3	$468,898.28	0.54%
6.251% - 6.500%		17	2,283,423.56	2.63
6.501% - 6.750%		12	2,362,515.00	2.72
6.751% - 7.000%		44	10,121,638.91	11.67
7.001% - 7.250%		91	18,201,290.96	20.99
7.251% - 7.500%		83	17,080,618.54	19.69
7.501% - 7.750%		84	18,549,513.27	21.39
7.751%-8.000%		33	8,157,168.41	9.41
8.001% - 8.250%		23	6,356,534.35	7.33
8.251% - 8.500%		6	2,236,075.38	2.58
8.501% - 8.750%		1	243,813.23	0.28
8.751% - 9.000%		3	399,091.02	0.46
9.001% - 9.250%		1	130,868.39	0.15
9.501% - 9.750%		1	136,291.41	0.16
Total:		402	$86,727,740.71	100.00%
Minimum: 6.206%
Maximum: 9.655%
Weighted Average: 7.454%

Original Term to Maturity		COUNT	UPB	%
360-360		402	$86,727,740.71	100.00%
Total:		402	$86,727,740.71	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity		COUNT	UPB	%
301-359		400	$86,473,740.71	99.71%
360-360		2	254,000.00	0.29
Total:		402	$86,727,740.71	100.00%
Minimum: 336
Maximum: 360
Weighted Average: 358

Seasoning		COUNT	UPB	%
<= 0		2	$254,000.00	0.29%
1 - 1		194	43,767,448.00	50.47
2-2		145	30,932,152.30	35.67
3-3		17	4,156,532.71	4.79
4-4		15	2,988,188.95	3.45
5-5		13	2,222,508.08	2.56
6-6		2	284,900.00	0.33
7-12		8	1,482,512.11	1.71
13-24		6	639,498.56	0.74
Total:		402	$86,727,740.71	100.00%
Minimum: 0
Maximum: 24
Weighted Average: 2

FICO Scores		COUNT	UPB	%
0-0		2	$353,971.26	0.41%
590-599		3	331,322.95	0.38
610-619		2	466,909.59	0.54
620-629		5	578,820.19	0.67
630-639		10	1,142,398.19	1.32
640-649		7	2,341,545.89	2.70
650-659		11	3,470,249.29	4.00
660-669		32	10,283,151.28	11.86
670-679		30	7,771,047.65	8.96
680-689		43	9,454,975.76	10.90
690-699		29	6,513,961.79	7.51
700-709		41	7,776,094.02	8.97
710-719		27	4,612,225.22	5.32
720-729		27	5,410,484.12	6.24
730-739		26	5,195,876.33	5.99
740-749		28	5,430,285.89	6.26
750-759		20	3,901,751.35	4.50
760-769		25	5,561,577.56	6.41
770-779		13	2,398,002.29	2.76
780-789		10	1,861,284.38	2.15
790-799		5	1,020,195.71	1.18
800-809		4	677,900.00	0.78
810-819		2	173,710.00	0.20
Total:		402	$86,727,740.71	100.00%
Minimum:	0
Maximum:	816
Weighted	Average: 706

Loan To Value Ratio		COUNT	UPB	%
15.001% -	20.000%	1	$49,966.44	0.06%
25.001% -	30.000%	1	49,962.89	0.06
30.001% -	35.000%	1	96,000.00	0.11
35.001% -	40.000%	2	268,500.00	0.31
40.001% -	45.000%	4	742,862.36	0.86
45.001% -	50.000%	5	688,000.00	0.79
50.001% -	55.000%	2	198,632.00	0.23
55.001% -	60.000%	5	817,300.00	0.94
60.001% -	65.000%	6	1,454,100.00	1.68
65.001% -	70.000%	24	6,256,014.27	7.21
70.001% -	75.000%	16	5,857,937.98	6.75
75.001% -	80.000%	114	25,871,781.36	29.83
80.001% -	85.000%	11	2,386,602.23	2.75
85.001% -	90.000%	87	18,509,722.17	21.34
90.001% -	95.000%	115	22,203,606.18	25.60
95.001% -	100.000%	8	1,276,752.83	1.47
Total:		402	$86,727,740.71	100.00%
Minimum:	15.88%
Maximum:	100.00%
Weighted	Average: 83.56%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Fixed Bid Stratification

(DELCODE in ('OWN,BID,CMT,SVC')); ALTA30 : High 11/03/03 (RS)

Combined Loan To Value Ratio	COUNT	UPB	%
<= 0.000%	4	$383,948.56	0.44%
25.001% - 30.000%	1	49,962.89	0.06
30.001% - 35.000%	1	96,000.00	0.11
35.001% - 40.000%	2	268,500.00	0.31
40.001% - 45.000%	3	642,931.18	0.74
45.001% - 50.000%	5	688,000.00	0.79
50.001% - 55.000%	2	198,632.00	0.23
55.001% - 60.000%	5	817,300.00	0.94
60.001% - 65.000%	7	1,504,066.44	1.73
65.001%-70.000%	18	4,390,167.60	5.06
70.001% - 75.000%	12	4,096,942.54	4.72
75.001% - 80.000%	52	10,713,762.39	12.35
80.001% - 85.000%	12	2,976,570.77	3.43
85.001% - 90.000%	111	27,018,496.29	31.15
90.001% - 95.000%	131	26,944,938.24	31.07
95.001% - 100.000%	36	5,937,521.81	6.85
Total:	402	$86,727,740.71	100.00%
Minimum: 0.00%
Maximum: 100.00%
Weighted Average: 86.88%

DTI	COUNT	UPB	%
<=0.000%	296	$58,433,717.75	67.38%
6.001% - 11.000%	2	727,931.18	0.84
11.001% - 16.000%	1	208,000.00	0.24
16.001% - 21.000%	2	414,850.34	0.48
21.001%-26.000%	7	2,155,015.33	2.48
26.001%-31.000%	11	4,053,177.59	4.67
31.001% - 36.000%	30	7,621,557.75	8.79
36.001%-41.000%	28	6,360,552.96	7.33
41.001%-46.000%	20	5,506,091.59	6.35
46.001% - 51.000%	5	1,246,846.22	1.44
Total:	402	$86,727,740.71	100.00%
Minimum: 0.000%
Maximum: 48.200%
Weighted Average: 34.579%

Geographic Concentration	COUNT	UPB	%
California	50	$17,302,223.86	19.95%
New York	31	10,163,432.81	11.72
Florida	38	7,018,408.76	8.09
Massachusetts	21	5,893,995.63	6.80
Virginia	29	5,351,323.39	6.17
New Jersey	19	4,724,876.99	5.45
Illinois	17	3,531,757.43	4.07
District Of Columbia	9	2,623,015.09	3.02
Maryland	16	2,504,337.57	2.89
Arizona	11	2,305,782.00	2.66
Washington	9	2,047,883.51	2.36
North Carolina	9	1,812,674.57	2.09
Ohio	9	1,634,137.59	1.88
Michigan	9	1,631,325.64	1.88
Georgia	13	1,624,737.11	1.87
Connecticut	6	1,517,170.94	1.75
Rhode Island	6	1,403,690.63	1.62
Minnesota	8	1,398,937.39	1.61
Texas	9	1,350,739.33	1.56
Indiana	10	1,326,948.57	1.53
Pennsylvania	12	1,147,528.91	1.32
Nevada	6	966,675.00	1.11
Oregon	5	900,932.77	1.04
Colorado	5	885,686.62	1.02
New Mexico	2	859,450.00	0.99
Kansas	5	703,053.18	0.81
Missouri	6	592,475.73	0.68
Idaho	3	462,634.52	0.53
Delaware	4	395,462.56	0.46
South Carolina	2	343,410.00	0.40
Iowa	2	330,500.00	0.38
Tennessee	3	327,471.02	0.38
Louisiana	4	287,550.00	0.33
Wisconsin	3	269,610.00	0.31
Vermont	2	264,600.00	0.31
Hawaii	1	163,200.00	0.19
Utah	2	139,566.44	0.16
Nebraska	1	114,914.93	0.13
West Virginia	1	113,900.00	0.13
Kentucky	1	110,015.22	0.13
Montana	1	95,500.00	0.11
Oklahoma	1	55,005.00	0.06
North Dakota	1	31,200.00	0.04
Total:	402	$86,727,740.71	100.00%

North-South CA	COUNT	UPB	%
States Not CA	352	$69,425,516.85	80.05%
South CA	33	11,189,757.90	12.90
North CA	17	6,112,465.96	7.05
Total:	402	$86,727,740.71	100.00%

Zip Code Concentration	COUNT	UPB	%
91302	1	$1,500,000.00	1.73%
20001	4	1,255,215.09	1.45
20009	3	1,117,000.00	1.29
94903	1	958,750.00	1.11
11235	2	953,285.43	1.10
Other	391	80,943,490.19	93.33
Total:	402	$86,727,740.71	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

Fixed Bid Stratification

(DELCODE in ('OWN,BID,CMT,SVC')); ALTA30 : High 11/03/03 (RS)

Loan Purpose	COUNT	UPB	%
Purchase	304	$64,767,678.68	74.68%
Cash Out Refi	78	18,210,485.66	21.00
Rate & Term Refi	20	3,749,576.37	4.32
Total:	402	$86,727,740.71	100.00%

Document Type	COUNT	UPB	%
No Income No Asset	254	$46,421,762.30	53.53%
No Income Verified	76	20,826,272.18	24.01
No Doc	22	6,283,445.01	7.25
Full	16	4,712,332.71	5.43
Employment Verification Only	13	3,873,650.00	4.47
Stated Doc	13	2,323,245.12	2.68
Super Select	3	1,026,783.39	1.18
Lite Doc	4	897,300.00	1.03
No Ratio	1	362,950.00	0.42
Total:	402	$86,727,740.71	100.00%

Property Type	COUNT	UPB	%
Single Family	273	$55,002,933.84	63.42%
Pud	36	7,337,920.00	8.46
Two Family	22	6,722,989.96	7.75
Pod Detached	13	4,155,117.91	4.79
Three Family	11	3,255,810.98	3.75
Condominium	19	3,172,510.00	3.66
Low Rise Condo (2-4 floors)	13	3,014,631.46	3.48
Four Family	10	2,300,158.64	2.65
High Rise Condo (gt 8 floors)	1	649,541.24	0.75
Pud Attached	2	640,811.59	0.74
Single Family Attached	2	475,315.09	0.55
Total:	402	$86,727,740.71	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	350	$77,434,781.55	89.28%
Investor Occupied	44	8,266,968.16	9.53
Second Home	8	1,025,991.00	1.18
Total:	402	$86,727,740.71	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	398	$86,102,277.26	99.28%
12.000	1	238,643.45	0.28
36.000	3	386,820.00	0.45
Total:	402	$86,727,740.71	100.00%
wa Term: 0.194

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	402	$86,727,740.71	100.00%
Total:	402	$86,727,740.71	100.00%

Silent 2nd	COUNT	UPB	%
N	323	$67,640,418.33	77.99%
Y	74	18,567,082.41	21.41
5	520,239.97		0.60
Total:	402	$86,727,740.71	100.00%

Lien Position	COUNT	UPB	%
1	402	$86,727,740.71	100.00%
Total:	402	$86,727,740.71	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	6	$1,985,268.29	2.29%
GEMICO	5	1,689,791.86	1.95
Lender Paid MI	172	31,255,841.45	36.04
MGIC	6	1,278,554.94	1.47
No MI	4	415,712.36	0.48
PMI Mortgage Insurance	9	2,368,424.33	2.73
Radian Guaranty	15	4,727,890.18	5.45
Republic Mortgage Insurance	2	261,450.00	0.30
United Guaranty	2	393,750.00	0.45
LTV <=80	181	42,351,057.30	48.83
Total:	402	$86,727,740.71	100.00%
LTV > 80 NO MI: 0.48%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS		Cmoproj
Fixed Income Research	ALTA700 30 year 7.0	12:11:00 pm November 4, 2003
cmoproj.610		Ciaran O’Brien obrienci@fiunmr23
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
P700	80,222,475.00	7.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	7.0000	11/28/03	30 year	7.96	358.00	100.0PPC	104:08

7 % PT

Price	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 40.00	CPR 50.00	CPR 60.00	CPR 70.00
103:24	6.275	6.013	5.717	5.382	5.000	4.188	3.282	2.197	0.835
103:25	6.269	6.006	5.707	5.370	4.985	4.167	3.255	2.162	0.791
103:26	6.263	5.998	5.698	5.357	4.970	4.147	3.228	2.128	0.747
103:27	6.257	5.990	5.688	5.345	4.955	4.126	3.201	2.093	0.702
103:28	6.251	5.983	5.678	5.333	4.940	4.105	3.174	2.058	0.658
103:29	6.245	5.975	5.668	5.321	4.925	4.085	3.147	2.024	0.614
103:30	6.239	5.967	5.658	5.309	4.910	4.064	3.120	1.989	0.570
103:31	6.233	5.959	5.649	5.297	4.895	4.043	3.093	1.954	0.526
104:00	6.228	5.952	5.639	5.284	4.880	4.023	3.066	1.920	0.482
104:01	6.222	5.944	5.629	5.272	4.865	4.002	3.039	1.885	0.438
104:02	6.216	5.936	5.619	5.260	4.851	3.981	3.012	1.851	0.394
104:03	6.210	5.929	5.610	5.248	4.836	3.961	2.985	1.816	0.350
104:04	6.204	5.921	5.600	5.236	4.821	3.940	2.958	1.782	0.306
104:05	6.198	5.913	5.590	5.224	4.806	3.920	2.931	1.747	0.262
104:06	6.192	5.906	5.580	5.212	4.791	3.899	2.905	1.713	0.219
104:07	6.187	5.898	5.571	5.200	4.776	3.879	2.878	1.679	0.175
104:08	6.181	5.890	5.561	5.187	4.762	3.858	2.851	1.644	0.131
104:09	6.175	5.883	5.551	5.175	4.747	3.837	2.824	1.610	0.087
104:10	6.169	5.875	5.541	5.163	4.732	3.817	2.797	1.575	0.044
104:11	6.163	5.867	5.532	5.151	4.717	3.796	2.770	1.541	-0.000
104:12	6.157	5.860	5.522	5.139	4.702	3.776	2.744	1.507	-0.044
104:13	6.152	5.852	5.512	5.127	4.688	3.755	2.717	1.473	-0.087
104:14	6.146	5.844	5.503	5.115	4.673	3.735	2.690	1.438	-0.131
104:15	6.140	5.837	5.493	5.103	4.658	3.715	2.663	1.404	-0.175
104:16	6.134	5.829	5.483	5.091	4.643	3.694	2.637	1.370	-0.218
104:17	6.128	5.822	5.473	5.079	4.629	3.674	2.610	1.336	-0.262
104:18	6.123	5.814	5.464	5.067	4.614	3.653	2.583	1.302	-0.305
104:19	6.117	5.806	5.454	5.055	4.599	3.633	2.557	1.267	-0.349
104:20	6.111	5.799	5.444	5.043	4.585	3.613	2.530	1.233	-0.392
104:21	6.105	5.791	5.435	5.031	4.570	3.592	2.503	1.199	-0.435
104:22	6.099	5.784	5.425	5.019	4.555	3.572	2.477	1.165	-0.479
104:23	6.094	5.776	5.415	5.007	4.540	3.551	2.450	1.131	-0.522
Avg Life	7.492	5.167	3.780	2.883	2.261	1.562	1.164	0.891	0.687
Duration	5.112	3.894	3.064	2.466	2.014	1.453	1.111	0.868	0.682
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	9/33	9/33	9/33	9/33	9/33	1/09	8/07	9/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated  by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Ply) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital  Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS		Cmoproj
Fixed Income Research	ALTA700 30 year 7.0	12:11:33 pm November 4, 2003
cmoproj.610		Ciaran O’Brien obrienci@fiunmr23
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
P700	80,222,475.00	7.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	7.0000	11/28/03	30 year	7.96	358.00	100.0PPC	104:08

7 % PT

Price	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 40.00	CPR 50.00	CPR 60.00	CPR 70.00
103:24	6.270	5.999	5.694	5.356	4.989	4.188	3.282	2.197	0.835
103:25	6.264	5.992	5.684	5.344	4.974	4.167	3.255	2.162	0.791
103:26	6.258	5.984	5.674	5.331	4.959	4.147	3.228	2.128	0.747
103:27	6.252	5.976	5.664	5.319	4.944	4.126	3.201	2.093	0.702
103:28	6.246	5.968	5.654	5.306	4.929	4.105	3.174	2.058	0.658
103:29	6.240	5.960	5.644	5.294	4.914	4.085	3.147	2.024	0.614
103:30	6.234	5.952	5.634	5.282	4.899	4.064	3.120	1.989	0.570
103:31	6.228	5.945	5.624	5.269	4.884	4.043	3.093	1.954	0.526
104:00	6.222	5.937	5.614	5.257	4.869	4.023	3.066	1.920	0.482
104:01	6.216	5.929	5.604	5.245	4.854	4.002	3.039	1.885	0.438
104:02	6.210	5.921	5.594	5.232	4.839	3.981	3.012	1.851	0.394
104:03	6.204	5.913	5.584	5.220	4.824	3.961	2.985	1.816	0.350
104:04	6.199	5.906	5.574	5.208	4.809	3.940	2.958	1.782	0.306
104:05	6.193	5.898	5.564	5.195	4.794	3.920	2.931	1.747	0.262
104:06	6.187	5.890	5.554	5.183	4.780	3.899	2.905	1.713	0.219
104:07	6.181	5.882	5.544	5.171	4.765	3.879	2.878	1.679	0.175
104:08	6.175	5.875	5.534	5.158	4.750	3.858	2.851	1.644	0.131
104:09	6.169	5.867	5.525	5.146	4.735	3.837	2.824	1.610	0.087
104:10	6.163	5.859	5.515	5.134	4.720	3.817	2.797	1.575	0.044
104:11	6.157	5.851	5.505	5.121	4.705	3.796	2.770	1.541	-0.000
104:12	6.152	5.843	5.495	5.109	4.690	3.776	2.744	1.507	-0.044
104:13	6.146	5.836	5.485	5.097	4.675	3.755	2.717	1.473	-0.087
104:14	6.140	5.828	5.475	5.085	4.661	3.735	2.690	1.438	-0.131
104:15	6.134	5.820	5.465	5.072	4.646	3.715	2.663	1.404	-0.175
104:16	6.128	5.812	5.455	5.060	4.631	3.694	2.637	1.370	-0.218
104:17	6.122	5.805	5.445	5.048	4.616	3.674	2.610	1.336	-0.262
104:18	6.116	5.797	5.436	5.036	4.601	3.653	2.583	1.302	-0.305
104:19	6.111	5.789	5.426	5.023	4.586	3.633	2.557	1.267	-0.349
104:20	6.105	5.782	5.416	5.011	4.572	3.613	2.530	1.233	-0.392
104:21	6.099	5.774	5.406	4.999	4.557	3.592	2.503	1.199	-0.435
104:22	6.093	5.766	5.396	4.987	4.542	3.572	2.477	1.165	-0.479
104:23	6.087	5.758	5.386	4.974	4.527	3.551	2.450	1.131	-0.522
Avg Life	7.342	4.999	3.650	2.806	2.243	1.562	1.164	0.891	0.687
Duration	5.076	3.837	3.006	2.423	2.002	1.453	1.111	0.868	0.682
First Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Pay	12/25C	5/20C	6/16C	11/13C	1/12C	1/09	8/07	9/06	1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated  by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Ply) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital  Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.